LETTER AMENDMENT NO. 1


                                October 15, 1999



The Prudential Insurance Company
  of America
c/o Prudential Capital Group
2200 Ross Avenue, Suite 4200E
Dallas, Texas 75201

Ladies and Gentlemen:

                  We refer to the Amended and Restated Subordinated Note and Warrant Purchase Agreement dated as of June 8, 1999 (the "Agreement") among the undersigned, Hallwood Energy Corporation, Hallwood Consolidated Resources Corporation and you. Unless otherwise defined herein, the terms defined in the Agreement shall be used herein as therein defined.

                  Paragraph 6B(6) of the Agreement requires that Indebtedness of Subsidiaries of the Parent not exceed the greater of $1,000,000 or 2% of Consolidated Net Worth of the Parent. As of June 30, 1999, Indebtedness of Subsidiaries of the Parent, other than the Company, computed after marking to market Hedging Transactions was $2,991,000. We request that you amend paragraph 6B(6) of the Agreement to allow for the exclusion of $10,000,000 of hedging exposure for the period beginning June 30, 1999 and ending June 30, 2000. You have indicated your willingness to so agree. Accordingly, it is hereby agreed by you and us as follows:

                  The Agreement is, effective the date first above written, hereby amended as follows:

                  (a) Paragraph 6B(6). Paragraph 6B(6) of the Agreement is amended in full to read as follows:

                           "6B(6).   Priority  Debt.   Permit   Indebtedness  of
                  Subsidiaries of the Parent, other than the Company and other than Indebtedness that constitutes Senior Debt, plus (without duplication) Indebtedness secured by Liens permitted by clause
                  (v) of paragraph 6B(2) to exceed, at any time, the greater of $1,000,000 or 2% of Consolidated Net Worth of the Parent. For the purposes of this paragraph 6B(6), from the period of June 30, 1999 to June 30, 2000, "Indebtedness" of Subsidiaries will not include up to $10,000,000 of Hedging Transactions of Subsidiaries."

                  On and after the effective date of this Letter Amendment, each reference in the Agreement to "this Agreement", "hereunder", "hereof", or words of like import referring to the Agreement, and each reference in the Notes to "the Agreement", "thereunder", "thereof", or words of like import referring to the Agreement, shall mean the Agreement as amended by this Letter Amendment. The Agreement, as amended by this Letter Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Letter Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy under the Agreement nor constitute a waiver of any provision of the Agreement.

                  This Letter Amendment may be executed in any number of counterparts and by any combination of the parties hereto in separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same Letter Amendment. The effectiveness of this Letter Amendment is conditioned upon the accuracy of the factual matters described above and the execution of the Consent attached hereto.

                  If you agree to the terms and provisions hereof, please evidence your agreement by executing and returning at least a counterpart of this Letter Amendment to Hallwood Energy Corporation, 4610 S. Ulster Street, Suite 200, Denver, CO 80237, Attention: Legal Department. This Letter Amendment shall become effective as of the date first above written when and if counterparts of this Letter Amendment shall have been executed by us and you.

                                   Very truly yours,

                                    HALLWOOD ENERGY CORPORATION

                                    By:______________________________
                                         Title:

                                    HALLWOOD CONSOLIDATED RESOURCES CORPORATION

                                    By:______________________________
                                         Title:

Agreed as of the date first above written:

THE PRUDENTIAL INSURANCE COMPANY
  OF AMERICA

By:______________________________
     Vice President

Q:\TPD\DEALS\HALLWOOD CRC 99M\LETTER AMENDMENT NO 1.DOC

                                     CONSENT

                  Hallwood Consolidated Partners, L.P., is a Guarantor under the Senior Subordinated Guaranty Agreement dated as of December 23, 1997 and each of the other undersigned entities are Guarantors under the Senior Subordinated Guaranty Agreement dated as of June 8, 1999 (each being a "Guaranty") in favor of The Prudential Insurance Company of America ("Prudential") with respect to the obligations of Hallwood Consolidated Resources Corporation (the "Company") under that certain Amended and Restated Subordinated Note and Warrant Purchase Agreement dated as of June 8, 1999 (the "Agreement"). Prudential and the Company are entering into Letter Amendment No. 1 to the Agreement (the "Amendment"). Each of the undersigned hereby consents to the Amendment and each hereby confirms and agrees that its Guaranty is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects except that, upon the effectiveness of, and on and after the date of this consent, all references in the Guaranty of the undersigned to the "Agreement," "thereunder," "thereof," or words of like import referring to the Agreement shall mean the Agreement as amended by the Amendment, as the same may be further amended or modified from time to time.

Dated as of October 15, 1999

HALLWOOD CONSOLIDATED                          MAY ENERGY PARTNERS OPERATING
   PARTNERS, L.P.                                 PARTNERSHIP, LTD.
      By:  Hallwood Consolidated Resources           By:  HEC Acquisition Corp.
              Corporation
      Its: General Partner                           Its:  General Partner

By:__________________________________          By:______________________________
      Title:                                         Title:

HALLWOOD ENERGY PARTNERS, L.P.                 CONCISE OIL & GAS PARTNERSHIP
      By:  HEC Acquisition Corp.                     By:  HEC Acquisition Corp
      Its: General Partner

By:__________________________________          By:______________________________
      Title:                                         Title:

LA PLATA ASSOCIATES, LLC                       EM NOMINEE PARTNERSHIP COMPANY
      By:  Hallwood Petroleum, Inc.                  By:  HEC Acquisition Corp.
      Its: Manager                                   Its: General Partner

By:__________________________________          By:______________________________
      Title:                                         Title:

HALLWOOD LA PLATA, LLC
      By:  Hallwood Petroleum, Inc.
      Its: Manager

By:__________________________________
      Title: